Exhibit 99(i)

news release	Great Lakes Chemical Corporation 500 E 96th Street, Suite 500 Indianapolis, IN 46240-3759 USA

Telephone: (1) 317 715 3000 Facsimile: (1) 317 715 3050 www.greatlakes.com

FOR IMMEDIATE RELEASE

(Issued April 17, 2003)

GREAT LAKES CHANGES FINANCIAL REPORTING SEGMENTS

INDIANAPOLIS, INDIANA—Great Lakes Chemical Corporation (NYSE:GLK) today announced that effective January 1, 2003, it changed its financial reporting segments to reflect the way the company is now organized and how it manages and measures the performance of its businesses.

Previously, Great Lakes segmented its financial results into “Polymer Additives,” “Water Treatment,” and “Performance Chemicals.” Under the revised reporting structure, Brominated Performance Products will be reclassified from the Performance Chemicals segment to the Polymer Additives segment. The remaining components of the Performance Chemicals segment are unaffected. In addition, the Water Treatment segment has been renamed Specialty Products to include the company’s recent acquisition of a line of specialty household cleaning products, which joins Great Lakes’ swimming pool and industrial water sanitizers and related products.

Revised segment results by quarter and full year for the years 2002, 2001, and 2000, respectively, are included with this release. The tables that follow show the reclassification of net sales and profit of reportable segments under the revised segment format and also on an adjusted basis, which excludes special charges and other one-time items. The adjusted financial information should not be construed as an alternative to the revised segment results determined in accordance with accounting principles generally accepted in the United States, rather the information is provided solely to help investors understand the impact of special charges and other one-time items on the company’s results of operations.

Forward Looking Statement

This press release contains forward-looking statements involving risk and uncertainties that affect the company’s operations as discussed in Great Lakes Chemical Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, there is no assurance the company’s expectations will be realized.

# # #

Great Lakes Chemical Corporation is the world’s leading producer of certain specialty chemicals for such applications as water treatment, household cleaners, flame retardants, polymer stabilizers, fire suppressants, and performance chemicals. The stock of the company is traded on the New York Stock Exchange. For more information please visit the Great Lakes web site at www.greatlakes.com.

CONTACT:                                 Jeff Potrzebowski - Analysts
Wendy Chance - Media
(1) 317 715 3027

Great Lakes Chemical Corporation
Segment Results – Continuing Operations
Year Ended December 31, 2002, 2001 and 2000

(millions)

	Year Ended December 31, 2002			Year Ended December 31, 2001			Year Ended December 31, 2000
	Revised	Adjustments (A)	Adjusted	Revised	Adjustments (B)	Adjusted	Revised	Adjustments (C)	Adjusted
Net Sales to External Customers:

Polymer Additives	$745.5	$—	$745.5	$700.1	$—	$700.1	$805.4	$—	$805.4

Specialty Products	543.0	—	543.0	507.0	—	507.0	474.5	—	474.5

Performance Chemicals	114.9	—	114.9	141.3	—	141.3	167.1	—	167.1

Total Sales of Reportable Segments	1,403.4	—	1,403.4	1,348.4	—	1,348.4	1,447.0	—	1,447.0

Corporate	(1.9)	—	(1.9)	4.4	—	4.4	2.8	—	2.8

Total Net Sales to External Customers	$1,401.5	$—	$1,401.5	$1,352.8	$—	$1,352.8	$1,449.8	$—	$1,449.8

Segment Profit (Loss)

Polymer Additives	$42.4	$—	$42.4	$(52.2)	$49.1	$(3.1)	$85.8	$—	$85.8

Specialty Products	83.1	(1.0)	82.1	54.1	10.7	64.8	85.0	—	85.0

Performance Chemicals	26.6	—	26.6	42.3	1.3	43.6	66.8	—	66.8

Total Profits of Reportable Segments	152.1	(1.0)	151.1	44.2	61.1	105.3	237.6	—	237.6

Corporate	(35.8)	—	(35.8)	(37.0)	—	(37.0)	(37.1)	—	(37.1)

Special Charges	(5.1)	5.1	—	(148.6)	148.6	—	(54.3)	54.3	—

Total Operating Income (Loss)	$111.2	$4.1	$115.3	$(141.4)	$209.7	$68.3	$146.2	$54.3	$200.5

The Net Adjusted Sales and Operating Income (Loss) information above for the twelve months ended December 31, 2002, 2001 and 2000 excludes the following items detailed below.

(A)                              Included in cost of products sold for the year ended December 31, 2002 are $1.0 million of reversals of previously recorded reserves for contract cancellation and other costs.

Included in 2002 are net repositioning charges of $5.1 million.

(B)                                Included in cost of products sold in 2001 are inventory write-downs of $25.7 million ($15.6 million for Polymer Additives, $8.9 million for Specialty Products and $1.2 million for Performance Chemicals), environmental remediation costs of $24.5 million ($23.9 million for Polymer Additives, $0.5 million for Specialty Products and $0.1 million for Performance Chemicals), $7.4 million of announced plant shutdown operating inefficiencies for Polymer Additives, $1.0 million of Specialty Products contract cancellation costs and a $1.1 million adjustment to reflect the cumulative pension liabilty for U.K. pension plans ($0.9 million for Polymer Additives and $0.2 million for Specialty Products.)

Included in selling, general and administrative expenses in 2001 are $0.9 million of accounts receivable write-offs and a $0.5 million adjustment to reflect the cumulative pension liability for U.K pension plans ($0.4 million for Polymer Additives and $0.1 million for Specialty Products.)

Included in 2001 are net repositioning charges of $148.6 million.

(C)                                Included in 2000 are net repositioning charges of $54.3 million.

Great Lakes Chemical Corporation
Segment Results - Continuing Operations
Quarterly Results -2002

(millions)
(Unaudited)

	March 31, 2002			June 30, 2002
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$164.8	$—	$164.8	$191.8	$—	$191.8

Specialty Products	111.8	—	111.8	191.6	—	191.6

Performance Chemicals	28.1	—	28.1	28.3	—	28.3

Total Sales of Reportable Segments	304.7	—	304.7	411.7	—	411.7

Corporate	0.3	—	0.3	(3.2)	—	(3.2)

Total Net Sales to External Customers	$305.0	$—	$305.0	$408.5	$—	$408.5

Segment Profit (Loss)

Polymer Additives	$4.1	$—	$4.1	$13.2	$—	$13.2

Specialty Products	15.0	—	15.0	38.3	—	38.3

Performance Chemicals	6.3	—	6.3	7.1	—	7.1

Total Profits of Reportable Segments	25.4	—	25.4	58.6	—	58.6

Corporate	(8.6)	—	(8.6)	(12.8)	—	(12.8)

Special Charges	—	—	—	(1.7)	1.7	—

Total Operating Income (Loss)	$16.8	$—	$16.8	$44.1	$1.7	$45.8

	September 30, 2002			December 31, 2002
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$194.2	$—	$194.2	$194.7	$—	$194.7

Specialty Products	140.0	—	140.0	99.6	—	99.6

Performance Chemicals	25.4	—	25.4	33.1	—	33.1

Total Sales of Reportable Segments	359.6	—	359.6	327.4	—	327.4

Corporate	1.0	—	1.0	—	—	—

Total Net Sales to External Customers	$360.6	$—	$360.6	$327.4	$—	$327.4

Segment Profit (Loss)

Polymer Additives	$11.6	$—	$11.6	$13.5	$—	$13.5

Specialty Products	19.8	—	19.8	10.0	(1.0)	9.0

Performance Chemicals	5.7	—	5.7	7.5	—	7.5

Total Profits of Reportable Segments	37.1	—	37.1	31.0	(1.0)	30.0

Corporate	(7.4)	—	(7.4)	(7.0)	—	(7.0)

Special Charges	0.4	(0.4)	—	(3.8)	3.8	—

Total Operating Income (Loss)	$30.1	$(0.4)	$29.7	$20.2	$2.8	$23.0

Great Lakes Chemical Corporation
Segment Results - Continuing Operations
Quarterly Results -2001

(millions)
(Unaudited)

	March 31, 2001			June 30, 2001
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$190.4	$—	$190.4	$178.1	$—	$178.1

Specialty Products	110.1	—	110.1	175.6	—	175.6

Performance Chemicals	38.9	—	38.9	52.3	—	52.3

Total Sales of Reportable Segments	339.4	—	339.4	406.0	—	406.0

Corporate	2.7	—	2.7	0.3	—	0.3

Total Net Sales to External Customers	$342.1	$—	$342.1	$406.3	$—	$406.3

Segment Profit (Loss)

Polymer Additives	$9.6	$—	$9.6	$(7.0)	$5.8	$(1.2)

Specialty Products	15.2	—	15.2	28.3	—	28.3

Performance Chemicals	12.7	—	12.7	19.3	0.4	19.7

Total Profits of Reportable Segments	37.5	—	37.5	40.6	6.2	46.8

Corporate	(10.1)	—	(10.1)	(10.4)	—	(10.4)

Special Charges	—	—	—	(72.7)	72.7	—

Total Operating Income (Loss)	$27.4	$—	$27.4	$(42.5)	$78.9	$36.4

	September 30, 2001			December 31, 2001
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$170.3	$—	$170.3	$161.3	$—	$161.3

Specialty Products	127.7	—	127.7	93.6	—	93.6

Performance Chemicals	23.7	—	23.7	26.4	—	26.4

Total Sales of Reportable Segments	321.7	—	321.7	281.3	—	281.3

Corporate	(0.6)	—	(0.6)	2.0	—	2.0

Total Net Sales to External Customers	$321.1	$—	$321.1	$283.3	$—	$283.3

Segment Profit (Loss)

Polymer Additives	$(39.8)	$34.5	$(5.3)	$(15.0)	$8.8	$(6.2)

Specialty Products	10.1	4.7	14.8	0.5	6.0	6.5

Performance Chemicals	4.7	0.1	4.8	5.6	0.8	6.4

Total Profits of Reportable Segments	(25.0)	39.3	14.3	(8.9)	15.6	6.7

Corporate	(10.0)	—	(10.0)	(6.5)	—	(6.5)

Special Charges	(71.4)	71.4	—	(4.5)	4.5	—

Total Operating Income (Loss)	$(106.4)	$110.7	$4.3	$(19.9)	$20.1	$0.2

Great Lakes Chemical Corporation
Segment Results - Continuing Operations
Quarterly Results -2000

(millions)
(Unaudited)

	March 31, 2000			June 30, 2000
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$208.4	$—	$208.4	$201.2	$—	$201.2

Specialty Products	106.1	—	106.1	158.1	—	158.1

Performance Chemicals	37.2	—	37.2	38.0	—	38.0

Total Sales of Reportable Segments	351.7	—	351.7	397.3	—	397.3

Corporate	—	—	—	(0.5)	—	(0.5)

Total Net Sales to External Customers	$351.7	$—	$351.7	$396.8	$—	$396.8

Segment Profit (Loss)

Polymer Additives	$23.0	$—	$23.0	$24.0	$—	$24.0

Specialty Products	17.4	—	17.4	38.1	—	38.1

Performance Chemicals	15.1	—	15.1	15.3	—	15.3

Total Profits of Reportable Segments	55.5	—	55.5	77.4	—	77.4

Corporate	(9.2)	—	(9.2)	(9.9)	—	(9.9)

Special Charges	—	—	—	(56.5)	56.5	—

Total Operating Income (Loss)	$46.3	$—	$46.3	$11.0	$56.5	$67.5

	September 30, 2000			December 31, 2000
	Revised	Adjustments	Adjusted	Revised	Adjustments	Adjusted
Net Sales to External Customers:

Polymer Additives	$207.6	$—	$207.6	$188.2	$—	$188.2

Specialty Products	112.3	—	112.3	98.0	—	98.0

Performance Chemicals	43.4	—	43.4	48.5	—	48.5

Total Sales of Reportable Segments	363.3	—	363.3	334.7	—	334.7

Corporate	1.9	—	1.9	1.4	—	1.4

Total Net Sales to External Customers	$365.2	$—	$365.2	$336.1	$—	$336.1

Segment Profit (Loss)

Polymer Additives	$25.4	$—	$25.4	$13.4	$—	$13.4

Specialty Products	17.0	—	17.0	12.5	—	12.5

Performance Chemicals	17.3	—	17.3	19.1	—	19.1

Total Profits of Reportable Segments	59.7	—	59.7	45.0	—	45.0

Corporate	(9.6)	—	(9.6)	(8.4)	—	(8.4)

Special Charges	—	—	—	2.2	(2.2)	—

Total Operating Income (Loss)	$50.1	$—	$50.1	$38.8	$(2.2)	$36.6